UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 9, 2022

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road N.E., Suite 1550
Atlanta,	Georgia	30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404)	639-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Ameris Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, there were present in person or by proxy 64,111,308 shares of the Company’s common stock, $1.00 par value per share, representing 92.33% of the shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders: (1) elected 13 members to the Board of Directors of the Company to serve until the Company's 2023 Annual Meeting of Shareholders; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 25, 2022. The voting results for each proposal are as follows:

1.Election of the following director nominees by a majority vote to serve as directors until the annual meeting of shareholders to be held in 2023:

Nominee	For	Against	Abstentions	Broker Non-Votes
William I. Bowen, Jr.	59,972,152	555,099	104,141	3,479,916
Rodney D. Bullard	60,032,700	536,192	62,500	3,479,916
Wm. Millard Choate	60,105,210	505,412	20,770	3,479,916
R. Dale Ezzell	59,381,142	1,238,613	11,637	3,479,916
Leo J. Hill	59,338,069	1,246,721	46,602	3,479,916
Daniel B. Jeter	59,562,504	1,054,152	14,736	3,479,916
Robert P. Lynch	58,992,907	1,624,607	13,878	3,479,916
Elizabeth A. McCague	59,286,729	1,334,580	10,083	3,479,916
James B. Miller, Jr.	59,740,665	868,860	21,867	3,479,916
Gloria A. O'Neal	59,731,085	890,688	9,619	3,479,916
H. Palmer Proctor, Jr.	59,993,596	627,137	10,659	3,479,916
William H. Stern	57,076,113	2,174,849	1,380,430	3,479,916
Jimmy D. Veal	59,227,481	1,391,958	11,953	3,479,916

2.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 by a vote of 64,021,176 for, 75,762 against, 14,370 abstentions and 0 broker non-votes.
3.Approval, on an advisory basis, of the compensation of the Company’s named executive officers by a vote of 59,325,607 for, 1,007,030 against, 298,755 abstentions and 3,479,916 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Chief Financial Officer

Date: June 10, 2022